UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2023

Solid Power, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40284	86-1888095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

486 S. Pierce Avenue, Suite E Louisville, Colorado	80027
(Address of principal executive offices)	(Zip code)

(303) 219-0720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLDP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	SLDPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2023, Solid Power, Inc. (the “Company”) held its 2023 annual meeting of stockholders. Of the 177,515,091 shares of common stock entitled to vote at the annual meeting, 120,253,069 were voted.

At the annual meeting, the stockholders elected the three individuals nominated to be Class II directors, ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and cast an advisory vote on the frequency of future advisory votes regarding executive compensation.

Election results for the directors nominated at the annual meeting were as follows:

Nominee	For	Withhold	Broker Non-Votes
Steven Goldberg	83,827,301	4,947,494	31,478,274
Aleksandra Miziolek	81,308,306	7,466,489	31,478,274
MaryAnn Wright	87,359,919	1,414,876	31,478,274

Election results for the ratification of the appointment of Ernst & Young, LLP as the independent registered accounting firm for the fiscal year ending December 31, 2023 were as follows:

For	Against	Abstain
118,614,231	1,346,737	292,101

Election results for the advisory vote on the frequency of future advisory votes regarding executive compensation were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
87,396,306	266,476	886,634	225,379	31,478,274

In light of the results of this advisory vote, and consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined that the Company will hold an advisory vote on executive compensation for named executive officers every year until the next required advisory vote on the frequency of future advisory votes regarding executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 25, 2023	SOLID POWER, INC.

	By:	/s/ James Liebscher
Name: James Liebscher
Title: Chief Legal Officer and Secretary